UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   August 4, 2004


                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-23669                     94-3289691
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


1380 Fitzgerald Drive, Pinole CA                     94564
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  510-222-4405


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Item 7.  Financial Statements and Exhibits

Number   Exhibit

99.1     Press Release issued August 4, 2004.



Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, the Company issued a press release announcing its operating results for the second quarter and six months ended July 3, 2004.

     A copy of the Company's August 4, 2004 press release is attached hereto as
Exhibit 99.1.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Shoe Pavilion, Inc.
                                               (Registrant)


Date: August 4, 2004                           By: /s/ John D. Hellmann
                                                   --------------------
                                                   John D. Hellmann
                                                   Vice President and Chief
                                                   Financial Officer



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